UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

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[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Material

[_] Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Dividend and Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1) Title of each class of securities to which transaction applies:

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2)           Aggregate number of securities to which transaction applies:

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3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identifying the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Shareholder Name Address 1 Address 2 Address 3

THIRD NOTICE

November 8, 2022

Re:  Fund Name (“Fund”)

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or phone, regarding a very important matter concerning your investment with the Fund. This matter pertains to a time-sensitive initiative for the Fund and its shareholders for which we need your response.

It is very important that we speak with you. Please call toll-free at 800 893-5865 between 9:00am and 11:00pm ET, Monday through Friday, or between 10:00am and 6:00pm ET, Saturday, before November 16, 2022. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

The call will only take a few moments of your time and there is no confidential information required.  Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Shawn K. Lytle
President and Chief Executive Officer,

This document relates to your investment in the [Fund Name].

November 9, 2022

RE:	Delaware Investments® Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund

Dear Valued Shareholder:

I am writing this letter to ask for your vote on the important proposal(s) that affects your investment(s) in the above-listed funds. The Board of Trustees/Directors had called Special Meetings of Shareholders originally scheduled to occur on November 9, 2022. Since there were not enough votes cast to reach quorum, the meetings for these funds were adjourned to November 16, 2022.

You are receiving this letter because we have not received your vote. Your vote is extremely important no matter how many shares you own. The funds will not be able to hold the meeting without your vote. For additional information, the proxy statement and the accompanying Notice of Special Meeting for this meeting are available at: delawarefunds.com/cef-proxy.

The Board of Trustees/Directors of the funds unanimously recommends that you vote FOR proposal 1.

Keeping in mind the short deadline, we sincerely appreciate it if you may take a moment now to cast your vote by internet, touchtone, or by phone as listed on the enclosed ballot to help us avoid another adjournment. To speak with a representative, please call toll- free (800) 893-5865 extension 12 between 9:00am and 11:00pm ET, Monday through Friday, or between 10:00am and 6:00pm ET, Saturday, before November 16, 2022.

Thank you in advance and we appreciate your time and attention to this matter.

Sincerely,

Shawn K. Lytle
President and Chief Executive Officer